UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2014

EDGEWATER BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55129	46-3687434
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

321 Main Street, St. Joseph, Michigan	49085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (269) 982-4175

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 16, 2014, Edgewater Bancorp, Inc. (the “Company”), the proposed stock holding company for Edgewater Bank, announced the completion of its offering of shares of common stock in connection with the mutual-to-stock conversion of Edgewater Bank.

A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. None.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated January 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER BANCORP, INC.

DATE: January 16, 2014	By:	/s/ Richard E. Dyer
Richard E. Dyer
President and Chief Financial Officer